MAINSTAY VP FUNDS TRUST

MainStay VP ICAP Select Equity Portfolio

(the “Portfolio”)

Supplement dated January 9, 2017 (“Supplement”) to the
Summary Prospectus and Prospectus dated May 1, 2016, as supplemented

Important Notice Regarding Changes to the Name, Investment Objective and Principal Investment Strategies

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

At special meetings held on January 3 and 6, 2017, the Board of Trustees (“Board”) of MainStay VP Funds Trust (“Trust”) approved, among other related proposals: (i) the appointment of Epoch Investment Partners, Inc. ("Epoch") to manage the Portfolio’s assets on an interim basis, and the related interim subadvisory agreement; and (ii) change of the Portfolio’s name and investment objective, and modifications of the Portfolio’s principal investment strategies, investment process and principal risks. The Board also approved the longer-term appointment of the Epoch and the adoption of a subadvisory agreement so that Epoch may serve as subadvisor to the Portfolio on an uninterrupted basis following the expiration of the interim subadvisory agreement, subject to shareholder approval. Shareholders will subsequently be asked to vote to approve the new subadvisory agreement to take effect upon the expiration of the interim subadvisory agreement. The Board also approved an amended management fee schedule for the Portfolio to include additional breakpoints that will be effective on or about March 13, 2017.

As a result, effective immediately, the following changes will occur:

1. Change in Subadvisor. Institutional Capital LLC (“ICAP”), the Portfolio’s current subadvisor, will be replaced with Epoch, which will be responsible for the day-to-day management of the Portfolio. References to ICAP will be replaced by Epoch, as appropriate. Epoch will serve as a subadvisor to the Portfolio on an interim basis pursuant to the terms of an interim subadvisory agreement.

2. Principal Investment Strategies: Investment Process. The investment process of the Portfolio will be revised as follows:

Investment Process: Epoch Investment Partners, Inc., the Portfolio's Subadvisor, invests primarily in companies that generate increasing levels of free cash flow and have managements that allocate it effectively to create shareholder value.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

The Subadvisor seeks to find and invest in companies that meet its definition of quality-companies that are free cash flow positive or becoming free cash flow positive, that are debt free or deleveraging, and that are led by strong management.

The Subadvisor may sell or reduce a position in a security if it sees a deterioration in fundamentals or when the security is deemed less attractive relative to another security on a return/risk basis. The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize.

3. Management / Change in Portfolio Managers. The section of the Summary Prospectus and Prospectus entitled “Management” will be deleted in its entirety and replaced with the following:

New York Life Investment Management LLC serves as the Portfolio’s Manager. Epoch Investment Partners, Inc. serves as the Portfolio’s Subadvisor.

Subadvisor	Portfolio Managers	Service Date
Epoch Investment Partners, Inc.	Eric Sappenfield, Managing Director	Since January 2017
	Michael Welhoelter, Managing Director	Since January 2017
	William Priest, Chief Executive Officer & Co-Chief Investment Officer	Since January 2017
	John Tobin, Managing Director	Since January 2017
	Kera Van Valen, Managing Director	Since January 2017

4. Who Manages Your Money? In the section of the Prospectus entitled “Who Manages Your Money?”, “MainStay VP ICAP Select Equity Portfolio” is added to list of Portfolios subadvised by Epoch. The reference to Institutional Capital LLC is deleted in its entirety.

5. Portfolio Manager Biographies. In the section of the Prospectus entitled “Portfolio Manager Biographies,” the biographies for the following portfolio managers will be revised, and references to Thomas M. Cole, Andrew P. Starr and Matthew T. Swanson will be deleted in their entirety:

William Priest, CFA

Mr. Priest has been a portfolio manager of the equity portion of the MainStay VP Income Builder Portfolio since 2009 and of the MainStay VP ICAP Select Equity Portfolio since January 2017. Mr. Priest founded Epoch Investment Partners in 2004, where he is Chief Executive Officer and Co-Chief Investment Officer. Mr. Priest is a graduate of Duke University and the University of Pennsylvania's Wharton School of Business. He is also a CFA® charterholder.

Eric Sappenfield

Mr. Sappenfield has been a portfolio manager of the equity portion of the MainStay VP Income Builder Portfolio since 2009 and the MainStay VP ICAP Select Equity Portfolio since January 2017. Mr. Sappenfield joined Epoch in 2006 and is a Managing Director, Portfolio Manager and Senior Research Analyst. Mr. Sappenfield holds a BA from Stanford University and an MBA from the University of California, Los Angeles.

John M. Tobin, PhD, CFA

Mr. Tobin has been a portfolio manager of the equity portion of the MainStay VP Income Builder Portfolio since 2014 and the MainStay VP ICAP Select Equity Portfolio since January 2017. Mr. Tobin joined Epoch in 2012 and is a Managing Director, Portfolio Manager and Senior Research Analyst. His primary focus is on Epoch’s U.S. and Global Equity Shareholder Yield strategies. Prior to joining Epoch in 2012, Mr. Tobin taught undergraduate economics as a lecturer at Fordham University from 2009 to 2012 and as an adjunct professor from 2002 to 2009. Mr. Tobin was with HSBC Global Asset management as a senior research analyst from 2005 to 2009 and with Credit Suisse Asset Management in a similar capacity from 1990 to 2005. Mr. Tobin has over 34 years of experience. Mr. Tobin received AB, AM and PhD degrees in Economics from Fordham University and is a CFA® charterholder.

Kera Van Valen, CFA

Ms. Van Valen has been a portfolio manager of the equity portion of the MainStay VP Income Builder Portfolio since 2014 and the MainStay VP ICAP Select Equity Portfolio since January 2017. Ms. Van Valen joined Epoch in 2005 and is a Managing Director, Portfolio Manager and Senior Research Analyst. Her primary focus is on Epoch’s U.S. and Global Equity Shareholder Yield strategies. Prior to joining the Global Equity team, Ms. Van Valen was an analyst within Epoch’s Quantitative Research & Risk Management team. Ms. Van Valen received her BA in Mathematics from Colgate University and her MBA from Columbia Business School and is a CFA® charterholder.

Michael Welhoelter, CFA

Mr. Welhoelter has been a portfolio manager of the MainStay VP Epoch U.S. Small Cap Portfolio and the equity portion of the MainStay VP Income Builder Portfolio since 2009 and the MainStay VP ICAP Select Equity Portfolio since January 2017. Mr. Welhoelter joined Epoch in 2005 and is a Managing Director, Portfolio Manager and Chief Risk Officer. Mr. Welhoelter holds a BA in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts. Mr. Welhoelter is also a CFA® charterholder.

Effective on or about March 13, 2017, the following changes will occur:

1. Name Change. The name of the Portfolio will change to MainStay VP Epoch U.S. Equity Yield Portfolio.

2. Investment Objective. The Portfolio’s investment objective will be to seek current income and capital appreciation.

3. Management Fee. The Portfolio’s management fee will change from 0.80% on assets up to $250 million; 0.75% on assets from $250 million to $1 billion; and 0.74% on assets over $1 billion to 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; and 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.

4. Principal Investment Strategies. The principal investment strategies of the Portfolio will be revised as follows:

The Portfolio generally invests in a diversified portfolio consisting of equity securities of U.S. companies that have a history of attractive dividend yields and positive growth in operating cash flow. Under normal circumstances, the Portfolio invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of dividend-paying U.S. companies across all market capitalizations. Generally, U.S. companies are companies organized in the U.S. that trade primarily in U.S. securities markets. The Portfolio may invest up to 15% of its net assets in securities of foreign companies. Generally, foreign securities are issued by companies organized outside the U.S. or that trade primarily in non-U.S. securities markets.

Investment Process: Epoch Investment Partners, Inc., the Portfolio's Subadvisor, invests primarily in companies that generate increasing levels of free cash flow and have managements that allocate it effectively to create shareholder value.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

The Subadvisor seeks to find and invest in companies that meet its definition of quality-companies that are free cash flow positive or becoming free cash flow positive, that are debt free or deleveraging, and that are led by strong management. The Subadvisor evaluates whether a company has a focus on shareholder yield by analyzing the company's existing cash dividend, the company's share repurchase activities, and the company's debt reduction activities as well as the likelihood of positive changes to each of these criteria, among other factors.

The Subadvisor may sell or reduce a position in a security if it sees an interruption to the dividend policy, a deterioration in fundamentals or when the security is deemed less attractive relative to another security on a return/risk basis. The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize.

5. Principal Risks. The section of the Summary Prospectus and Prospectus entitled “Principal Risks” will be revised as follows:

a. The following risks are added:

Dividend-Paying Stock Risk: The Portfolio’s emphasis on equity and equity-related securities that produce income or other distributions subjects the Portfolio to the risk that such securities may fall out of favor with investors and underperform the market. Depending upon market conditions, income producing stock that meets the Portfolio’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Portfolio to produce current income while remaining fully diversified. Also, an issuer may reduce or eliminate its income payments or other distributions. The distributions received by the Portfolio may not qualify as income for Portfolio investors.

Market Capitalization Risk: To the extent the Portfolio invests in the securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments. There is risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

b. The principal risks entitled “Mid-Cap Stock Risk,” “Growth Stock Risk,” “Concentrated Portfolio Risk,” “Depositary Receipts Risk,” “Convertible Securities Risk” and “Real Estate Investment Trust Risk” will be deleted in their entirety.

6. Past Performance. The following will be added as the first sentence in the second paragraph of the section of the Portfolio’s Summary Prospectus and Prospectus entitled “Past Performance:”

The Portfolio replaced one of its subadvisors, effective January 9, 2017, and modified its principal investment strategies as of March 13, 2017. The past performance in the bar chart and table prior to those dates reflects the Portfolio’s prior subadvisor and principal investment strategies.

Portfolio Transition and Related Expenses. In order to implement the new principal investment strategies and investment process described above, the Portfolio is expected to experience a high level of portfolio turnover. As further described in the proxy statement that will be provided to shareholders (discussed below), New York Life Investment Management LLC or Epoch will bear 100% of the direct transaction costs associated with the Portfolio’s transition. Additionally, New York Life Investment Management LLC and Epoch will seek to limit the direct and indirect transaction costs associated with the Portfolio transition.

Shareholder Proxy

At the meetings held on January 3 and 6, 2017, the Board of the Trust approved submitting the following proposal (“Proposal”) to shareholders of the Portfolio at a special meeting to be held on or about March 31, 2017 (with any postponements or adjournments, “Special Meeting”):

1. To approve a new subadvisory agreement (“Subadvisory Agreement”) between New York Life Investment Management LLC and Epoch Investment Partners, Inc.

Epoch serves as a subadvisor to the Portfolio on an interim basis pursuant to the terms of an interim subadvisory agreement dated January 9, 2017 (the “Interim Subadvisory Agreement”). The Interim Subadvisory Agreement will terminate by its terms on June 8, 2017. The Board also approved the longer-term appointment of Epoch as the subadvisor to the Portfolio and the adoption of a new Subadvisory Agreement. Shareholders are being asked to approve the new Subadvisory Agreement so that Epoch may continue to serve as the subadvisor to the Portfolio on an uninterrupted basis following the expiration of the Interim Subadvisory Agreement.

On or about February 3, 2017, shareholders of record of the Portfolio as of the close of business on January 20, 2017 will be sent a proxy statement containing further information regarding the Proposal. The proxy statement will also include information about the Special Meeting, at which shareholders of the Portfolio will be asked to consider and approve the Proposal. In addition, the proxy statement will include information about voting on the Proposal and options shareholders will have to either attend the Special Meeting in person or by proxy to authorize and instruct New York Life Investment Management LLC how to vote their respective shares.

The Portfolio will not bear the cost of direct expenses relating to the Special Meeting. This supplement is not a solicitation of any proxy.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.